UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
Emerging Markets
Income Fund II Inc.
(EDF)

ANNUAL REPORT

MAY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Emerging Markets
Income Fund II Inc.

Annual Report • May 31, 2007

What’s
Inside	Letter from the Chairman	I

	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	11

Fund Objective The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.	Statement of Operations	12

	Statements of Changes in Net Assets	13

	Statement of Cash Flows	14

	Financial Highlights	15

	Notes to Financial Statements	16

	Report of Independent Registered Public Accounting Firm	23

	Additional Information	24

	Annual Chief Executive Officer and Chief Financial Officer Certifications	27

	Important Tax Information	28

	Dividend Reinvestment Plan	29

Letter from the Chairman

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period ended May 31, 2007. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)[i] increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was a tepid 0.6%. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply, as economic data weakened and the U.S. stock market experienced its largest one-day decline in more than five years. Yields then moved gradually higher during the remainder of the period due, in part, to the belief that the Fed would not cut interest rates in the foreseeable future. Overall, during the 12 months ended May 31, 2007,

Western Asset Emerging Markets Income Fund II Inc. I

two-year Treasury yields moved from 5.04% to 4.92%. Over the same period, 10-year Treasury yields fell from 5.12% to 4.90%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv returned 6.66%.

The high yield bond market generated solid results over the 12-month period ended May 31, 2007. During that time, the Citigroup High Yield Market Index[v] returned 13.32%. With interest rates relatively low, demand for higher yielding bonds remained strong. The high yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 13.82% during the reporting period. Strong investor demand, an expanding global economy and solid domestic spending supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s definition of “emerging market country”.

Effective June 1, 2007, the Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle-, or low-income. Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as: “any country which is considered to be an emerging country by the World Bank at the time of the Fund’s investment. The countries that will not be considered

II Western Asset Emerging Markets Income Fund II Inc.

emerging market countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; the Netherlands; New Zealand; Norway; Spain; Sweden; Switzerland; the United Kingdom; and the United States.” This revision to the definition of “emerging market country” is intended to allow Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility and opportunity to achieve the Fund’s investment objectives and make consistent the range of countries available for investment by the Fund and the countries represented in its current benchmark.

Additionally, on December 21, 2006, the Fund’s Board of Directors approved a management recommendation to change the current, non-fundamental investment policy that limits investment in non-U.S. dollar-denominated securities to no more than 35% of total assets. Effective January 2, 2007, this investment restriction was removed, permitting the Fund greater flexibility by allowing unrestricted investment in non-U.S. dollar-denominated securities. Investing in non-U.S. dollar-denominated securities involves risks, including the risk that the Fund may be limited in its ability to hedge the value of its non-U.S. dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will, in turn, affect the Fund’s income and net asset value (“NAV”)vii.

Prior to October 9, 2006, this Fund operated under the name Salomon Brothers Emerging Markets Income Fund II Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset Emerging Markets Income Fund II Inc. III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 11, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

IV Western Asset Emerging Markets Income Fund II Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the overall developed bond markets in the U.S. and overseas produced respectable returns during the one-year period ended May 31, 2007—as evidenced by the 6.66% return of the Lehman Brothers U.S. Aggregate Indexi and the 4.77% return of the JPMorgan Global Government Bond Market Index (Hedged)ii—emerging market debt generated superior results. Over the same period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 13.82%.

Despite periods of elevated volatility, overall, investors embraced the emerging market asset class over the fiscal year. During this time, demand for emerging market debt was generally strong, as investors sought to generate incremental returns in a relatively low interest rate environment. The fundamentals in many emerging market countries also improved during the reporting period. Many emerging market countries have substantial oil and commodity reserves. Given continued high prices, these countries were able to strengthen their balance sheets. Additionally, increased domestic consumption in numerous emerging market countries was beneficial during periods of market unrest.

Performance Review

For the 12 months ended May 31, 2007, the Western Asset Emerging Markets Income Fund II Inc. returned 14.46% based on its net asset value (“NAV”)iv and 21.77% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 13.82% and its Lipper Emerging Markets Debt Closed-End Funds Category Averagev increased 15.69% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.33 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2007 (unaudited)

12-Month
Price Per Share	Total Return

$15.00 (NAV)	14.46%
$13.82 (Market Price)	21.77%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 1

Q.      What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. During the reporting period, an underweight to Turkey, a higher risk country due to its vulnerability to international capital flows, contributed to performance, as it generated poor results. Diversifying the portfolio into local currency debt was also beneficial to performance, as many emerging market currencies appreciated versus the U.S. dollar. Elsewhere, local currency bonds, such as Brazil and Egypt, as well as our exposure to corporate bonds, enhanced the Fund’s results.

What were the leading detractors from performance?

A. An overweight to Russia, a lower risk country due to its massive currency reserves, detracted from performance relative to its benchmark, the EMBI Global. Elsewhere, an underweight to the Philippines hurt the Fund’s performance, as the country generated solid results, despite its relatively larger debt burden.

Q.      Were there any significant changes to the Fund during the reporting period?

A.       There were no significant changes during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 11, 2007

2 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The JPMorgan Global Government Bond Market Index (Hedged) is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

iv

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

[v]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 3

Fund at a Glance (unaudited)

Investment Breakdown (unaudited)

As a Percent of Total Investments

Sovereign Bonds
57.5%
Corporate Bonds & Notes
33.2%
Loan Participations
0.2%
Warrant
0.1%
Short-Term Investments
9.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
May 31, 2007

4 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007)

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

Face
Amount†		Security	Value
SOVEREIGN BONDS — 57.5%
Argentina — 4.6%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03 (a)	$501,074
1,000,000	DEM	9.000% due 9/19/03 (a)	235,577
3,000,000	DEM	7.000% due 3/18/04 (a)	724,786
3,875,000	DEM	8.500% due 2/23/05 (a)	946,176
5,400,000	DEM	11.250% due 4/10/06 (a)	1,341,756
1,000,000	DEM	11.750% due 5/20/11 (a)	243,315
8,800,000	DEM	12.000% due 9/19/16 (a)	2,065,510
3,767,011	ARS	Bonds, 2.000% due 1/3/10 (b)	2,634,988
591,000		Bonds, Series VII, 7.000% due 9/12/13	568,164
3,396,971	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	1,496,022
		GDP Linked Securities:
2,705,000		0.624% due 12/15/35 (b)	428,742
57,059,503	ARS	0.649% due 12/15/35 (b)	2,485,918
3,200,000	EUR	0.662% due 12/15/35 (b)	653,038
		Medium-Term Notes:
6,000,000,000	ITL	7.000% due 3/18/04 (a)	1,426,033
3,000,000,000	ITL	5.002% due 7/13/05 (a)	666,989
1,000,000,000	ITL	7.625% due 8/11/07 (a)(c)	231,006
625,000	DEM	8.000% due 10/30/09 (a)	144,549
		Total Argentina	16,793,643
Brazil — 11.4%
		Brazil Nota do Tesouro Nacional:
5,763,000	BRL	Series B, 6.000% due 5/15/45	4,968,478
27,445,000	BRL	Series F, 10.000% due 7/1/10 (d)	14,103,824
		Federative Republic of Brazil:
1,112,000		11.000% due 8/17/40	1,490,914
		Collective Action Securities:
3,980,000		8.750% due 2/4/25	5,146,140
14,567,000		Notes, 8.000% due 1/15/18 (d)	16,285,906
		Total Brazil	41,995,262
Colombia — 3.5%
		Republic of Colombia:
4,029,000		10.375% due 1/28/33	6,043,500
5,970,000		7.375% due 9/18/37	6,680,430
		Total Colombia	12,723,930
Ecuador — 1.2%
4,840,000		Republic of Ecuador, 10.000% due 8/15/30 (e)	4,346,320
El Salvador — 0.9%
2,627,000		Republic of El Salvador, 8.250% due 4/10/32 (e)	3,270,615

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 5

Schedule of Investments (May 31, 2007) (continued)

Face
Amount†		Security	Value
Mexico — 10.8%
		United Mexican States:
1,185,000		11.375% due 9/15/16	$1,684,922
		Medium-Term Notes:
13,360,000		5.625% due 1/15/17 (d)	13,390,060
2,395,000		8.300% due 8/15/31	3,133,857
		Series A:
4,090,000		6.625% due 3/3/15	4,390,615
13,840,000		8.000% due 9/24/22 (d)	17,085,480
		Total Mexico	39,684,934
Panama — 4.1%
		Republic of Panama:
6,735,000		9.375% due 4/1/29 (d)	9,184,856
5,743,000		6.700% due 1/26/36	6,058,865
		Total Panama	15,243,721
Peru — 0.4%
		Republic of Peru:
169,000		8.750% due 11/21/33	225,615
1,073,000		Bonds, 6.550% due 3/14/37	1,120,212
		Total Peru	1,345,827
Russia — 3.9%
		Russian Federation:
2,000,055		8.250% due 3/31/10 (e)	2,084,058
4,175,000		11.000% due 7/24/18 (e)	5,938,937
2,930,000		12.750% due 6/24/28 (e)	5,314,287
1,083,555		7.500% due 3/31/30 (e)	1,216,616
		Total Russia	14,553,898
Turkey — 8.4%
		Republic of Turkey:
5,206,000	TRY	14.000% due 1/19/11	3,640,399
3,519,000		11.875% due 1/15/30 (f)	5,489,640
22,449,000		Notes, 6.875% due 3/17/36 (d)	21,747,469
		Total Turkey	30,877,508
Uruguay — 1.3%
4,277,557		Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (g)	4,991,909
Venezuela — 7.0%
		Bolivarian Republic of Venezuela:
7,751,000		8.500% due 10/8/14	8,264,504
5,713,000		5.750% due 2/26/16	5,127,417
716,000		7.650% due 4/21/25	719,222

See Notes to Financial Statements.

6 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face
Amount†	Security	Value
Venezuela — 7.0% (continued)
	Collective Action Securities:
6,395,000	9.375% due 1/13/34 (f)	$7,458,169
3,500,000	Notes, 10.750% due 9/19/13	4,088,875
	Total Venezuela	25,658,187
	TOTAL SOVEREIGN BONDS (Cost — $193,907,410)	211,485,754

CORPORATE BONDS & NOTES — 33.2%
Brazil — 5.3%
2,136,000	Globo Communicacoes Participacao SA, Bonds, 7.250% due 4/26/22 (e)	2,122,415
	Vale Overseas Ltd., Notes:
2,635,000	8.250% due 1/17/34	3,161,302
13,863,000	6.875% due 11/21/36 (d)	14,234,334
	Total Brazil	19,518,051
Chile — 1.3%
	Enersis SA, Notes:
3,932,000	7.375% due 1/15/14	4,203,918
337,000	7.400% due 12/1/16	365,503
	Total Chile	4,569,421
El Salvador — 0.1%
371,000	MMG Fiduciary Trust Corp., 6.750% due 2/1/16 (e)	369,418
India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
570,000	6.375% due 4/30/22 (b)(e)	557,389
340,000	6.375% due 4/30/22 (b)(e)	332,139
	Total India	889,528
Kazakhstan — 1.5%
2,270,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (e)	2,287,025
1,720,000	HSBK Europe BV, 7.250% due 5/3/17 (e)	1,703,471
1,400,000	TuranAlem Finance BV, Bonds, 8.250% due 1/22/37 (e)	1,389,500
	Total Kazakhstan	5,379,996
Mexico — 7.5%
	Axtel SAB de CV:
190,000	11.000% due 12/15/13	212,800
7,150,000	7.625% due 2/1/17 (e)	7,239,375
1,410,000	Senior Notes, 7.625% due 2/1/17 (e)	1,427,625
900,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (b)(e)	908,023
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
220,000	9.375% due 5/1/12	238,700
100,000	12.500% due 6/15/12	107,000
	Pemex Project Funding Master Trust:
8,705,000	7.375% due 12/15/14 (d)	9,649,492
7,233,000	Bonds, 6.625% due 6/15/35	7,676,021
	Total Mexico	27,459,036

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 7

Schedule of Investments (May 31, 2007) (continued)

Face
Amount†		Security	Value
Netherlands — 0.0%
103,000		TuranAlem Finance BV, 8.250% due 1/22/37 (e)	$102,712
Russia — 12.1%
11,090,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (e)	14,320,517
		Gazprom:
		Bonds:
217,870,000	RUB	Series A7, 6.790% due 10/29/09 (d)	8,483,849
72,620,000	RUB	Series A8, 7.000% due 10/27/11	2,830,625
		Loan Participation Notes:
1,140,000		6.212% due 11/22/16 (e)	1,142,850
470,000		6.510% due 3/7/22 (e)	479,400
96,030,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	3,759,178
		Russian Agricultural Bank:
4,062,000		Bonds, 6.299% due 5/15/17 (e)	4,084,341
3,936,000		Notes, 7.175% due 5/16/13 (e)	4,177,080
		TNK-BP Finance SA:
3,340,000		7.500% due 7/18/16 (e)	3,512,010
950,000		6.625% due 3/20/17 (e)	936,225
840,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (e)	904,344
		Total Russia	44,630,419
Thailand — 1.0%
3,330,000		True Move Co., Ltd., 10.750% due 12/16/13 (e)	3,571,425
United States — 1.0%
3,330,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	3,646,350
Venezuela — 3.2%
		Petrozuata Finance Inc.:
11,586,500		8.220% due 4/1/17 (d)(e)	11,874,295
		TOTAL CORPORATE BONDS & NOTES (Cost — $118,940,339)	122,010,651

LOAN PARTICIPATIONS — 0.2%
United States — 0.2%
107,901		Ashmore Energy International, Synthetic Revolving Department, 8.250% due 3/30/14 (Credit Suisse)‡	108,642
822,099		Ashmore Energy Term Loan, 8.350% due 3/30/14 (Credit Suisse)‡	827,752
		TOTAL LOAN PARTICIPATIONS (Cost — $927,709)	936,394

See Notes to Financial Statements.

8 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Warrants		Security	Value
WARRANT — 0.1%
10,000		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $310,000)	$375,000

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $314,085,458)	334,807,799

Face
Amount†
SHORT-TERM INVESTMENTS — 9.0%
Credit Linked Note — 1.0%
3,600,000		UBS AG Jersey Branch, Medium-Term Notes, 9.448% due 7/12/07 (Cost — $3,711,050) (b)(d)	3,711,050
Sovereign Bonds — 6.2%
		Egypt Treasury Bills:
85,400,000	EGP	Zero coupon bond to yield 9.543% due 10/30/07	14,452,276
4,475,000	EGP	Zero coupon bond to yield 9.491% due 11/6/07	756,169
		Bank Negara Malaysia Monetary Notes:
12,702,000	MYR	Zero coupon bond to yield 3.200% due 8/9/07	3,715,063
12,593,000	MYR	Zero coupon bond to yield 3.340% due 8/9/07	3,682,202
		Total Sovereign Bonds (Cost — $22,473,067)	22,605,710

U.S. Government Agencies — 0.3%
		Federal National Mortgage Association (FNMA), Discount Notes:
500,000		5.197% due 6/25/07 (f)(h)	498,333
750,000		5.192% due 6/27/07 (f)(h)	747,218
		Total U.S. Government Agencies (Cost — $1,245,552)	1,245,551

Repurchase Agreement — 1.5%
5,589,000		Nomura Securities International Inc. repurchase agreement dated 5/31/07, 5.200% due 6/1/07; Proceeds at maturity — $5,589,807; (Fully collateralized by U.S. government agency obligations, 9.375% due 10/15/20; Market value — $5,701,124) (Cost — $5,589,000) (d)	5,589,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $33,018,669)	33,151,311

		TOTAL INVESTMENTS — 100.0% (Cost — $347,104,127#)	$367,959,110

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 9

Schedule of Investments (May 31, 2007) (continued)

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	Participation interest was acquired through the financial institution indicated parenthetically.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2007.
(c)	Illiquid security.
(d)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	All or a portion of this security is held as collateral for open futures contracts and reverse repurchase agreements.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $348,301,304.

Abbreviations used in this schedule:
	ARS BRL DEM EGP EUR GDP ITL MYR RUB TRY	– Argentine Peso – Brazilian Dollar – German Mark – Egyptian Pound – Euro – Gross Domestic Product – Italian Lira – Malaysian Ringgit – Russian Ruble – Turkish Lira

See Notes to Financial Statements.

10 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Statement of Assets and Liabilities (May 31, 2007)

ASSETS:
Investments, at value (Cost — $347,104,127)	$367,959,110
Foreign currency, at value (Cost — $342,219)	346,157
Cash	587
Receivable for securities sold	8,209,425
Interest receivable	6,106,694
Prepaid expenses	15,260
Total Assets	382,637,233
LIABILITIES:
Payable for securities purchased	9,184,428
Payable for open reverse repurchase agreement	6,503,873
Investment management fee payable	327,604
Payable to broker — variation margin on open futures contracts	49,351
Interest payable	30,779
Directors’ fees payable	3,832
Accrued expenses	144,484
Total Liabilities	16,244,351
Total Net Assets	$366,392,882

NET ASSETS:
Par value ($0.001 par value; 24,432,561 shares issued and outstanding; 100,000,000 shares authorized)	$24,433
Paid-in capital in excess of par value	330,296,901
Undistributed net investment income	9,280,460
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	6,224,616
Net unrealized appreciation on investments, futures contracts and foreign currencies	20,566,472
Total Net Assets	$366,392,882

Shares Outstanding	24,432,561
Net Asset Value	$15.00

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 11

Statement of Operations (For the year ended May 31, 2007)

INVESTMENT INCOME:
Interest	$ 24,274,488
EXPENSES:
Investment management fee (Note 2)	3,781,956
Interest expense (Notes 3 and 4)	310,562
Commitment fees (Note 4)	102,661
Shareholder reports	81,779
Directors’ fees	76,443
Legal fees	58,520
Audit and tax	56,319
Custody fees	42,794
Transfer agent fees	23,933
Stock exchange listing fees	21,608
Insurance	8,427
Loan fees	5,944
Miscellaneous expenses	3,355
Total Expenses	4,574,301
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,338)
Net Expenses	4,571,963
Net Investment Income	19,702,525
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	12,965,994
Futures contracts	(608,056)
Foreign currency transactions	(74,284)
Net Realized Gain	12,283,654
Change in Net Unrealized Appreciation/Depreciation From:
Investments	17,443,390
Futures contracts	(1,081,561)
Foreign currencies	41,247
Change in Net Unrealized Appreciation/Depreciation	16,403,076
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	28,686,730
Increase in Net Assets From Operations	$ 48,389,255

See Notes to Financial Statements.

12 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended May 31,)

	2007	2006
OPERATIONS:
Net investment income	$19,702,525	$22,166,136
Net realized gain	12,283,654	26,271,870
Change in net unrealized appreciation/depreciation	16,403,076	(15,967,088)
Increase in Net Assets From Operations	48,389,255	32,470,918
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(16,557,947)	(19,057,398)
Net realized gains	(15,810,310)	(22,651,427)
Decrease in Net Assets From Distributions to Shareholders	(32,368,257)	(41,708,825)
Increase (Decrease) in Net Assets	16,020,998	(9,237,907)
NET ASSETS:
Beginning of year	350,371,884	359,609,791
End of year*	$366,392,882	$350,371,884

*Includes undistributed net investment income of:	$9,280,460	$6,017,593

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 13

Statement of Cash Flows (For the year ended May 31, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$25,142,412
Operating expenses paid	(4,261,532)
Net purchases of short-term investments	(8,181,562)
Realized loss on foreign currency transactions	(74,284)
Realized loss on futures contracts	(608,056)
Net change in unrealized depreciation on futures contracts	(1,081,561)
Net change in unrealized appreciation on foreign currencies	41,247
Purchases of long-term investments	(290,842,837)
Proceeds from disposition of long-term investments	336,145,985
Change in payable to broker — variation margin	204,316
Interest paid	(573,983)
Net Cash Provided By Operating Activities	55,910,145
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(32,368,257)
Deposits with brokers for open futures	300,000
Cash paid on loan	(30,000,000)
Proceeds from reverse repurchase agreements	6,503,873
Net Cash Flows Used By Financing Activities	(55,564,384)
Net Increase In Cash	345,761
Cash, Beginning of year	983
Cash, End of year	$346,744
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$48,389,255
Accretion of discount on investments	(1,201,169)
Amortization of premium on investments	1,040,045
Decrease in investments, at value	6,036,696
Increase in payable for securities purchased	7,241,095
Decrease in interest receivable	1,029,048
Increase in receivable for securities sold	(6,565,589)
Increase in payable to broker — variation margin	204,316
Decrease in prepaid expenses	357
Decrease in interest payable	(263,421)
Decrease in accrued expenses	(488)
Total Adjustments	7,520,890
Net Cash Flows Provided By Operating Activities	$55,910,145

See Notes to Financial Statements.

14 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31:

	2007		2006	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year	$ 14.34		$ 14.72	$ 12.84	$ 13.88	$ 11.63
Income (Loss) From Operations:
Net investment income	0.81		0.98	1.15	1.26	1.49
Net realized and unrealized gain (loss)	1.18		0.35	2.37	(0.65)	2.40
Total Income From Operations	1.99		1.33	3.52	0.61	3.89
Less Distributions From:
Net investment income	(0.68)		(0.78)	(1.41)	(1.06)	(1.65)
Net realized gains	(0.65)		(0.93)	(0.24)	(0.59)	—
Total Distributions	(1.33)		(1.71)	(1.65)	(1.65)	(1.65)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	0.01	—	0.01
Net Asset Value, End of Year	$15.00		$14.34	$14.72	$12.84	$13.88
Market Price, End of Year	$13.82		$12.57	$13.57	$14.40	$15.53
Total Return, Based on Net Asset Value(2)	14.46%		9.12%	29.20%	4.11%	39.24%
Total Return, Based on Market Price(3)	21.77%		5.05%	5.27%	3.38%	28.76%
Net Assets, End of Year (000s)	$366,393		$350,372	$359,610	$311,714	$334,576
Ratios to Average Net Assets:
Gross expenses	1.27%		1.83%	2.22%	1.98%	2.37%
Gross expenses, excluding interest expense	1.18		1.17	1.19	1.21	1.37
Net expenses	1.27	(4)	1.82 (4)	2.22	1.98	2.37
Net expenses, excluding interest expense	1.18	(4)	1.17 (4)	1.19	1.21	1.37
Net investment income	5.47		6.06	8.29	9.19	13.59
Portfolio Turnover Rate	87%		98%	75%	169%	237%
Supplemental Data:
Loans Outstanding, End of Year (000s)	—	(5)	$30,000	$55,000	$100,000	$100,000
Asset Coverage (000s)	—	(5)	$380,372	$414,610	$411,714	$434,576
Asset Coverage for Loan Outstanding	—	%(5)	1,268%	754%	412%	435%
Weighted Average Loan (000s)	$904		$38,767	$74,192	$100,000	$100,000
Weighted Average Interest Rate on Loans	5.22	%(5)	5.16%	3.34%	2.19%	2.60%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	At May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 15

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Emerging Markets Income Fund II Inc. (the “Fund”) (formerly known as Salomon Brothers Emerging Markets Income Fund II Inc.) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty

16 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 17

Notes to Financial Statements (continued)

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$118,289	$(118,289)

(a)              Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

18 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 1.05% of the Fund’s average weekly net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

During the year end May 31, 2007, the Fund was reimbursed for expenses in the amount of $2,338.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended May 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$244,177,799	$53,906,133
Sales	289,675,411	53,948,079

At May 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,934,225
Gross unrealized depreciation	(1,276,419)
Net unrealized appreciation	$19,657,806

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 19

Notes to Financial Statements (continued)

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2007 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,214,416	3.083%	$16,599,288

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.200% to 5.250% during the year ended May 31, 2007. Interest expense incurred on reverse repurchase agreements totaled $252,563.

At May 31, 2007, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$511,644	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 5/31/07 bearing 3.900% to be repurchased at $512,420 on 6/14/07, collateralized by: $319,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $511,976.	$511,644

1,483,429	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 5/31/07 bearing 4.750% to be repurchased at $1,484,995 on 6/8/07,collateralized by: $1,353,000 Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) — $1,626,760.	1,483,429

4,508,800	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., Dated 3/28/07 bearing 3.750% to be repurchased at a date and amount to be determined, collateralized by: $3,200,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $5,135,812.	4,508,800
	Total Reverse Repurchase Agreements (Proceeds — $6,503,873)	$6,503,873

At May 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)

Contracts to Buy:
U.S. Treasury 5 Year Notes	925	9/07	$97,080,243	$96,604,688	$(475,555)

Contracts to Sell:
U.S. Treasury 10 Year Notes	345	9/07	$36,848,502	$36,699,375	149,127
Net Unrealized Loss on Open Futures Contracts					$(326,428)

20 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

4. Loan

At May 31, 2007, the Fund had a $41,000,000 loan available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, with Panterra Funding, LLC (the “Lender”) and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended May 31, 2007, the Fund paid $102,661 in committment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2007 based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $30,000,000 and the weighted average interest rate was 5.22%. Total interest expense incurred on the loan for the period was $57,999.

At May 31, 2007, the Fund did not have an outstanding loan. On November 20, 2006, the total loan available was increased from $30,000,000 to $41,000,000.

5. Distributions Subsequent to May 31, 2007

On May 18, 2007, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.2600 per share payable on June 29, 2007 to shareholders of record on June 22, 2007.

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$22,111,468	$27,706,524
Net Long-Term Capital Gains	10,256,789	14,002,301
Total Distributions Paid	$32,368,257	$41,708,825

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$12,812,229
Undistributed long-term capital gains — net	3,563,595
Total undistributed earnings	$16,375,824
Other book/tax temporary differences(a)	326,429
Unrealized appreciation/(depreciation)(b)	19,369,295
Total accumulated earnings/(losses) — net	$36,071,548

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts.
(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 21

Notes to Financial Statements (continued)

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

22 Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Income Fund II Inc. (formerly Salomon Brothers Emerging Markets Income Fund II Inc.) as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended May 31, 2005 were audited by other independent registered public accountants whose report thereon, dated July 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund II Inc. as of May 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2007

Western Asset Emerging Markets Income Fund II Inc. 2007 Annual Report 23

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 1998	Formerly Associate General Counsel, Pfizer Inc.	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 1998	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	23	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 1998	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	21	None

24 Western Asset Emerging Markets Income Fund II Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1998	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class III	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	134	Trustee, Consulting Group Capital Markets Funds (2002-2006).

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Western Asset Emerging Markets Income Fund II Inc. 25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)    The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2008 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)    Mr. Gerken is an “interested person” of the Fund as defined in the Invesment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

26 Western Asset Emerging Markets Income Fund II Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Income Fund II Inc. 27

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2007

Record Date:	12/22/2006
Payable Date:	12/29/2006
Long-Term Capital Gain Dividend	$0.419800

Please retain this information for your records.

28 Western Asset Emerging Markets Income Fund II Inc.

Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of the Western Asset Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close

Western Asset Emerging Markets Income Fund II Inc. 29

Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares

30 Western Asset Emerging Markets Income Fund II Inc.

Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of

Western Asset Emerging Markets Income Fund II Inc. 31

Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

32 Western Asset Emerging Markets Income Fund II Inc.

Western Asset
Emerging Markets
Income Fund II Inc.

DIRECTORS	Western Asset
Carol L. Colman	EMERGING MARKETS
Daniel P. Cronin	INCOME FUND II INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Riordan Roett	Legg Mason Partners Fund Advisor, LLC
Jeswald W. Salacuse

SUBADVISERS
OFFICERS	Western Asset Management Company
R. Jay Gerken, CFA	Western Asset Management Company Limited
President and Chief
Executive Officer

Kaprel Ozsolak	CUSTODIAN
Chief Financial Officer	State Street Bank and Trust Company
and Treasurer	225 Franklin Street
Boston, Massachusetts 02110
Ted P. Becker
Chief Compliance Officer
TRANSFER AGENT
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and	59 Maiden Lane
Chief Legal Officer	New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL
EDF

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WASX010004 5/07                          SR07-367

Western Asset
Emerging Markets Income
Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                        CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                        AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                        Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2006 and May 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2006 performed by PwC and $51,000 in 2007 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,255 in 2006 and $0 in 2007.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $6,535 in 2006 and $2,650 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Emerging Markets Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Emerging Markets Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Emerging Markets Income Fund II Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset Emerging Markets Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                        AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                        SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31 , 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	115 registered investment companies with $107.7 billion in total assets under management	127 Other pooled investment vehicles with $188.9 billion in assets under management	983 Other accounts with $284.85 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $107.7 billion in total assets under management	127 Other pooled investment vehicles with $188.9 billion in assets under management	983 Other accounts with $284.8 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.3 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	19 Other accounts with $3.8 billion in total assets under management**

Mathew C. Duda‡	6 registered investment Companies with $975 million in total assets Under management	6 Other pooled investment vehicles with $1.5 billion in assets under management	1 Other accounts with $14.7 million in total assets under management**

Michael C. Buchanan‡	14 registered investment companies with $8.1 billion in total assets under management	5 Other pooled investment vehicles with $3.8 billion in assets under management	11 Other accounts with $835 million in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $205 million in total assets Under management	22 Other pooled investment vehicles with $4.1 billion in assets under management	64 Other accounts with $24 billion in total assets under management***

*	Includes 100 accounts managed, totaling $33.9 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $14.7 million, for which advisory fee is performance based.
***	Includes 19 accounts managed, totaling $7.08 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	None
Stephen A. Walsh	None
Keith J. Gardner	None
Matthew C. Duda	None
Michael C. Buchanan	None
Detlev Schlichter	None

ITEM 9.                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	August 3, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	August 3, 2007